Exhibit 10.1

OMNIBUS ADDENDUM

OMNIBUS ADDENDUM (the “Addendum”), dated as of July 7, 2005, to the various Terms Documents to the Amended and Restated Indenture, dated as of October 15, 2004 (the “Indenture”), as supplemented by the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment, dated as of May 10, 2005 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuer (the “Issuer”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”) listed on Schedule A (collectively, the “Class A Terms Documents”), Schedule B (collectively, the “Class B Terms Documents”) and Schedule C (collectively, the “Class C Terms Documents” and together with the Class A Terms Documents and the Class B Terms Documents, the “Terms Documents”) attached hereto.

W I T N E S S E T H

WHEREAS, the CHASEseries (formerly known as the ONEseries) of notes is a multi-tranche Series that may be issued in three Classes, the first of which are the “CHASEseries Class A Notes,” which notes shall belong to Class A; the second of which are the “CHASEseries Class B Notes,” which notes shall belong to Class B; the third of which are the “CHASEseries Class C Notes,” which notes shall belong to Class C; and each Class of CHASEseries Notes may consist of one or more Tranches;

WHEREAS, pursuant to Section 2.02(c) of each of the Class A Terms Documents, the Issuer may change the percentages or the formulas for determining the Class A Required Subordinated Amount of Class B Notes and Class A Required Subordinated Amount of Class C Notes respectively set forth in Section 2.02(a) or (b) without the consent of any Noteholder so long as the Issuer has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Class A Notes that the change in either of such percentages or formulas, as applicable, will not result in a Ratings Effect with respect to any Outstanding Class A Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion;

WHEREAS, the Indenture Trustee and each Note Rating Agency has received a Master Trust Tax Opinion and an Issuer Tax Opinion; and the Issuer has received written confirmation from each Note Rating Agency that has rated any Outstanding Class A Notes of the CHASEseries that the change in the percentage for determining the Class A Required Subordinated Amount of Class B Notes and the Class A Required Subordinated Amount of Class C Notes will not result in a Ratings Effect with respect to any Outstanding Class A Notes;

WHEREAS, pursuant to Section 2.02(b) of the Class B Terms Documents, the Issuer may change the percentage or the formula for determining the Class B Required Subordinated Amount of Class C Notes set forth in clause Section 2.02(a), without the consent of any Noteholder so long as the Issuer has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes of the CHASEseries that the change in such percentage or formula will not result in a Ratings Effect with respect to any Outstanding Class B Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion;

WHEREAS, the Indenture Trustee and each Note Rating Agency has received a Master Trust Tax Opinion and an Issuer Tax Opinion; and the Issuer has received written confirmation from each Note Rating Agency that has rated any Outstanding Class B Notes of the CHASEseries that the change in the percentage for determining the Class B Required Subordinated Amount of Class C Notes will not result in a Ratings Effect with respect to any Outstanding Class B Notes;

WHEREAS, pursuant to Section 2.05 of the Class C Terms Documents, the Issuer may change the percentage and methodology set forth in Section 2.05 for calculating the amount targeted to be on deposit in the Class C Reserve Sub-Account for the Class C Notes without the consent of any Noteholder so long as the Issuer has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes of the CHASEseries that the change in such percentage or formula will not result in a Ratings Effect with respect to any Outstanding Class C Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion;

WHEREAS, the Indenture Trustee and each Note Rating Agency has received a Master Trust Tax Opinion and an Issuer Tax Opinion; and the Issuer has received written confirmation from each Note Rating Agency that has rated any

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Outstanding Class C Notes of the CHASEseries that the change in the Class C Reserve Account Percentage will not result in a Ratings Effect with respect to any Outstanding Class C Notes; and

WHEREAS, all other conditions precedent to the execution of this Addendum have been complied with;

NOW, THEREFORE, it is hereby agreed by and among the parties hereto in the manner set forth below.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Terms Documents, or if not therein, the Indenture, the Indenture Supplement or the Asset Pool One Supplement.

SECTION 1. Modification to Section 2.02(a) and 2.02(b) of the Class A Terms Documents.

(a) The percentage set forth in Section 2.02(a) of each Class A Terms Document is hereby reduced from 8.47953% to 7.80347%.

(b) The percentage set forth in Section 2.02(b) of each Class A Terms Document is hereby reduced from 8.47953% to 7.80347%.

SECTION 2. Modification to Section 2.02(a) of the Class B Terms Documents. The percentage set forth in Section 2.02(a)(1)(ii) of each Class B Terms Document is hereby reduced from 7.81671% to 7.23861%.

SECTION 3. Modification to Definition of Class C Reserve Account Percentage in the Class C Terms Documents. The defined term for Class C Reserve Account Percentage in each Class C Terms Document is hereby modified to read in its entirety as follows:

“Class C Reserve Account Percentage” means, for any Monthly Period, (i) zero, if the Quarterly Excess Spread Percentage for such Monthly Period is greater than or equal to 4.50%, (ii) 1.25%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 4.50% and greater than or equal to 4.00%, (iii) 1.75%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 4.00% and greater than or equal to 3.50%, (iv) 2.75%,

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if the Quarterly Excess Spread Percentage is less than 3.50% and greater than or equal to 3.00%; (v) 4.00%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 3.00% and greater than or equal to 2.50%, (vi) 5.00%, if the Quarterly Excess Spread Percentage is less than 2.50% and greater than or equal to 2.00%, (vii) 6.00%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 2.00% and greater than or equal to 0.00% and (viii) 6.75%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 0.00%.

SECTION 4. Ratification of the Terms Documents. As modified by this Addendum, the Terms Documents are in all respects ratified and confirmed, and the Terms Documents, as so modified by this Addendum shall be read, taken and construed as one and the same instrument.

SECTION 5. Severability. If any one or more of the covenants, agreements, provisions or terms or portions thereof of this Addendum shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Addendum and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms or portions of this Addendum.

SECTION 6. Counterparts. This Addendum may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

SECTION 7. Headings. The headings of the several paragraphs of this Addendum are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Addendum.

SECTION 8. Waiver of Conditions. By executing this Addendum, the parties hereto waive any other conditions under the Terms Documents which are required to enter into this Addendum and the transactions contemplated hereby, including without limitation any requirement for prior written notice.

SECTION 9. GOVERNING LAW. THIS ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS ADDENDUM SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

CHASE ISSUANCE TRUST,
as Issuer

By:	CHASE BANK USA, NATIONAL ASSOCIATION, as Beneficiary and not in its individual capacity

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and as Collateral Agent and not in its individual capacity

By:	/s/ Cheryl Zimmerman
Name:	Cheryl Zimmerman
Title:	Assistant Vice President

Acknowledged and Accepted:

CHASE BANK USA, NATIONAL ASSOCIATION,
as Transferor, Servicer and Administrator

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

Schedule A

CHASEseries

Class A

1.	Class A(2002-1) Terms Document, dated as of May 22, 2002, to the Amended and Restated Indenture, dated as of October 15, 2004 (the “Indenture”), as supplemented by the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment, dated as of May 10, 2005 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuer (the “Issuer”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

2.	Class A(2002-3) Terms Document, dated as of September 17, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

3.	Class A(2002-4) Terms Document, dated as of October 23, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

4.	Class A(2002-5) Terms Document, dated as of November 6, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

5.	Class A(2002-6) Terms Document, dated as of November 8, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

6.	Class A(2003-1) Terms Document, dated as of February 5, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

7.	Class A(2003-2) Terms Document, dated as of March 4, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

8.	Class A(2003-3) Terms Document, dated as of April 16, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

9.	Class A(2003-4) Terms Document, dated as of May 22, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

10.	Class A(2003-5) Terms Document, dated as of June 16, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

11.	Class A(2003-6) Terms Document, dated as of June 16, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

12.	Class A(2003-7) Terms Document, dated as of July 30, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

13.	Class A(2003-8) Terms Document, dated as of September 16, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

14.	Class A(2003-9) Terms Document, dated as of October 24, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

15.	Class A(2003-10) Terms Document, dated as of October 24, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

16.	Class A(2004-1) Terms Document, dated as of February 20, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

17.	Class A(2004-2) Terms Document, dated as of February 27, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

18.	Class A(2004-3) Terms Document, dated as of May 12, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

19.	Class A(2004-4) Terms Document, dated as of June 24, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

20.	Class A(2004-5) Terms Document, dated as of August 4, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

21.	Class A(2004-5) Terms Document (Re-Opening), dated as of August 9, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

22.	Class A(2004-6) Terms Document, dated as of August 31, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

23.	Class A(2004-7) Terms Document, dated as of September 21, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

24.	Class A(2004-8) Terms Document, dated as of November 4, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

25.	Class A(2004-9) Terms Document, dated as of November 9, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

26.	Class A(2004-10) Terms Document, dated as of November 16, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

27.	Class A(2005-1) Terms Document, dated as of May 4, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

28.	Class A(2005-2) Terms Document, dated as of May 4, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

29.	Class A(2005-3) Terms Document, dated as of May 23, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

30.	Class A(2005-4) Terms Document, dated as of May 31, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

Schedule B

CHASEseries

Class B

1.	Class B(2002-1) Terms Document, dated as of May 1, 2002, to the Amended and Restated Indenture, dated as of October 15, 2004 (the “Indenture”), as supplemented by the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment, dated as of May 10, 2005 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuer (the “Issuer”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

2.	Class B(2002-2) Terms Document, dated as of October 8, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

3.	Class B(2002-3) Terms Document, dated as of December 16, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

4.	Class B(2002-3) Terms Document (Re-Opening), dated as of December 23, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

5.	Class B(2003-1) Terms Document, dated as of April 15, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

6.	Class B(2003-2) Terms Document, dated as of July 3, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

7.	Class B(2003-3) Terms Document, dated as of September 16, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

8.	Class B(2004-1) Terms Document, dated as of August 4, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

B-1

9.	Class B(2004-2) Terms Document, dated as of August 17, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

10.	Class B(2005-1) Terms Document, dated as of May 9, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

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Schedule C

CHASEseries

Class C

1.	Class C(2002-1) Terms Document, dated as of May 1, 2002, to the Amended and Restated Indenture, dated as of October 15, 2004 (the “Indenture”), as supplemented by the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, as amended by the First Amendment, dated as of May 10, 2005 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuer (the “Issuer”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

2.	Class C(2002-2) Terms Document, dated as of October 8, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

3.	Class C(2002-3) Terms Document, dated as of December 27, 2002, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

4.	Class C(2003-1) Terms Document, dated as of February 6, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

5.	Class C(2003-2) Terms Document, dated as of May 6, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

6.	Class C(2003-3) Terms Document, dated as of June 18, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

7.	Class C(2003-4) Terms Document, dated as of June 18, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

8.	Class C(2004-1) Terms Document, dated as of March 23, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

C-1

9.	Class C(2004-2) Terms Document, dated as of June 30, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

10.	Class C(2004-3) Terms Document, dated as of November 9, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

11.	Class C(2005-1) Terms Document, dated as of March 17, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

12.	Class C(2005-2) Terms Document, dated as of May 19, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuer and the Indenture Trustee and Collateral Agent.

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